Exhibit 4.1

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# . COMMON STOCK PAR VALUE $0.01 COMMON STOCK THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX Shares * * 000000 * * * * * * * * * * * * * * * * * * * * * 000000 * * * * * * * * * * * * * * * * * * * * * 000000 * * * * * * * * * * * * * * * * * * * * * 000000 * * * * * * * * * * * * * * * * * * * * * 000000 * * * * * * * * * * * * * * Certificate Number ZQ00000000 ION GEOPHYSICAL CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David THIS CERTIFIES THAT Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander Alexander David SamMple ***R* Mr. A.lexaSnderADavidMSampPle ***L* MrE. Alexan&der DavMid SamRple **S** Mr.. AleSxandeAr DaMvid SamPple *L*** MEr. Alex&ander David Sample **** David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample Sample **** Mr. AlexandeMr DaviRd Sam.ple S**** MAr. AleMxandePr DavLid SEample *&*** Mr. AMlexanRder DaSvid S.ampSle ***A* Mr.MAlexanPder DLavidESample **** Mr. Alexander **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David SEE REVERSE FOR CERTAIN DEFINITIONS David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample is the owner of **000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares*** *000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shar*es****0*000Z00**SEhareRs****00O0000**ShHares**U**0000N00**SDhares*R***000E000**DShares**T**000H000**SOhares*U***000S000**AShareNs****00D0000**Shares****0 00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00 0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000 000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0000 00**Shares****0Z0000E0**ShRares***O*000000*H*ShareUs****0N00000D**SharRes****0E0000D0**ShareAs****0N00000D**SharesZ****00E0000R**SharOes****0*000*00**Shares****00000 0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 **Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000* *Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**S FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF ION GEOPHYSICAL CORPORATION transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. In Witness Whereof, the Corporation has caused the facsimile signatures of its duly authorized officers and the facsimile seal of the Corporation to be affixed to this Certificate. DATED DD-MMM-YYYY COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, Chairman of the Board By EVP, General Counsel & Corporate Secretary AUTHORIZED SIGNATURE CUSIP Holder ID Insurance Value Number of Shares DTC Certificate Numbers 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Total Transaction XXXXXX XX X XXXXXXXXXX 1,000,000.00 123456 12345678 123456789012345 PO BOX 43004, Providence, RI 02940-3004 Num/No. Denom. Total 1 2 3 4 5 6 7 1 2 3 4 5 6 1 2 3 4 5 6 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 CUSIP 462044 20 7

. ION GEOPHYSICAL CORPORATION THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION, OR TO THE TRANSFER AGENT OF THE CORPORATION. (Cust) (Minor) (State) and not as tenants in common (Cust) (Minor) PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received, hereby sell, assign and transfer unto (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises. Dated: 20 Signature: Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. The IRS requires that we report the cost basis of certain shares acquired after January 1, 2011. If your shares were covered by the legislation and you have sold or transferred the shares and requested a specific cost basis calculation method, we have processed as requested. If you did not specify a cost basis calculation method, we have defaulted to the first in, first out (FIFO) method. Please visit our website or consult your tax advisor if you need additional information about cost basis. If you do not keep in contact with us or do not have any activity in your account for the time periods specified by state law, your property could become subject to state unclaimed property laws and transferred to the appropriate state. Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in commonUNIF GIFT MIN ACT- Custodian TEN ENT - as tenants by the entiretiesunder Uniform Gifts to Minors Act JT TEN-as joint tenants with right of survivorshipUNIF TRF MIN ACT Custodian (until age) under Uniform Transfers to Minors Act. (State) Additional abbreviations may also be used though not in the above list.